EXHIBIT 99.1

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS
CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

JUDGE: DOUGLAS O. TICE JR.

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: FEBRUARY 2, 2009 TO MARCH 1, 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING
MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7A) AND
THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE
DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER
(OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH
PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/S/ JOEL K. MOSTROM	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

JOEL K. MOSTROM	March 30, 2009
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/S/ KATHRYN L. TYLER	ASSISTANT CONTROLLER
ORIGINAL SIGNATURE OF PREPARER	TITLE

KATHRYN L. TYLER	March 30, 2009
PRINTED NAME OF PREPARER	DATE

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-1

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

BALANCE SHEET

	12/29/2008	2/1/2009	3/1/2009

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$ 1,469,115	$ 2,158,981	$ 947,670
Accounts receivable [1]	6,980,430	7,770,578	7,857,279
Inventories	3,838,065	3,664,000	3,660,000
Prepaid expenses and other current assets	828,719	669,773	1,624,976
Income taxes receivable	2,634,783	2,634,783	2,634,783
TOTAL CURRENT ASSETS	15,751,112	16,898,115	16,724,708

Gross property, plant and equipment:	30,875,645	30,875,761	31,368,761
Less accumulated depreciation	(18,281,155)	(18,505,161)	(18,730,176)
Net property, plant and equipment	12,594,490	12,370,600	12,638,586

Investment	609,958,833	609,452,228	609,452,228
Net Intercompany receivable[2]	380,411,592	364,771,130	362,018,963
Other assets	48,850,022	45,911,887	43,305,421
TOTAL ASSETS	1,067,566,056	1,049,403,960	1,044,139,906

CURRENT LIABILITIES
Accounts payable	-	1,041,104	1,762,192
Accrued expenses	-	2,264,062	3,886,832
TOTAL CURRENT LIABILITIES	-	3,305,166	5,649,024

LIABILITIES NOT SUBJECT TO COMPROMISE	-	3,305,166	5,649,024

LIABILITIES SUBJECT TO COMPROMISE	610,078,052	596,985,915	597,340,382

STOCKHOLDERS' EQUITY
Common stock	20,639,605	20,485,638	20,318,975
Additional paid-in capital	370,720,184	370,973,216	371,119,572
Accumulated other comprehensive income (loss)	(107,066,962)	(105,822,347)	(107,408,674)
Retained earnings	173,195,177	163,476,372	157,120,627
TOTAL STOCKHOLDERS' EQUITY	457,488,004	449,112,878	441,150,500

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY	$ 1,067,566,056	$ 1,049,403,960	$ 1,044,139,906

1. Accounts receivable include $3,461,235 and $3,338,463 non trade receivables, deposits, advances and other miscellaneous receivables for February and March respectively
2. Movement in intercompany receivable balance due to changes in foreign currency exchange rates and ordinary course intercompany transactions with non-debtor related entities, primarily Chesapeake PLC, UK Holdings Limited and Chesapeake Asia Pacific Ltd.

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-2

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

INCOME STATEMENT
	2/1/2009	3/1/2009

Net sales	$ 4,196,944	$ 3,707,000
Cost of products sold	4,066,668	3,432,000
Selling, general and administrative expenses	1,998,580	1,953,517
Other income (loss), net	(43,931)	186,862
Operating loss	(1,912,235)	(1,491,655)

Reorganization costs and on other financing costs	3,767,001	1,101,363
Interest expense, net	6,291,587	5,557,027

Loss from continuing operations	(11,970,822)	(8,150,046)

Intercompany income, net	(2,395,372)	(1,939,622)

Loss from continuing operations before taxes	(9,575,450)	(6,210,424)

Tax expense	7,880	9,014

Loss before discontinued operations	(9,583,330)	(6,219,438)

Discontinued operations, net of tax	136,752	136,752

Net loss	$ (9,720,082)	$ (6,356,190)

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-3

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

CASH RECEIPTS AND DISBURSEMENTS
	YTD[1]
	2/1/2009	3/1/2009

Operating activities:
Net loss	$ (9,917,347)	$ (16,273,537)
Depreciation and amortization	369,015	729,029

Changes in operating assets and liabilities, net of acquisitions and dispositions:
Accounts receivable, net	(414,551)	(501,253)
Inventories	135,000	139,000
Other assets	168,409	(786,794)
Accounts payable and accrued expenses	(6,132,368)	(1,310,385)
Income taxes payable	-	-
Other	3,174,529	5,692,364

Net cash provided by operating activities	(12,617,313)	(12,311,575)

Investing activities:
Purchases of property, plant and equipment	-	-
Divestitures	-	-
Proceeds from sales of property, plant and equipment	-	-
Other	-	-
Net cash used in investing activities	-	-

Financing activities:
Net borrowings on credit lines	-	-
Payments on long-term debt	-	-
Proceeds from long-term debt	-	-
Intercompany	5,452,984	3,935,933
Other	-	-
Net cash provided by (used in) financing activities	5,452,984	3,935,933

Effect of foreign exchange rate changes on cash and cash equivalents	-	-

Increase (decrease) in cash and cash equivalents	(7,164,330)	(8,375,642)

Cash and cash equivalents at beginning of month	9,323,312	9,323,312

Cash and cash equivalents at end of month	$ 2,158,981	$ 947,670

1. Cashflow statement based on Company's fiscal period from 12/28/08 through 3/1/09, which includes net loss of $197,265 and net cash outflows of approximately $8 million from Dec 29, 2008, which were pre-petition.

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-4

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

		SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING[1]		AMOUNT	JANUARY 2009	FEBRUARY 2009
1.	0-30		$ 3,368,106	$ 3,387,728
2.	31-60		643,867	1,103,581
3.	61-90		185,241	27,507
4.	91+		112,128
5.	TOTAL ACCOUNTS RECEIVABLE		$ 4,309,343	$ 4,518,816
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		-	-
7.	ACCOUNTS RECEIVABLE (NET)		$ 4,309,343	$ 4,518,816

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	2/2/09-3/1/2009

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL	$ -	$ -	$ -	$ -	$ -
2.	STATE	-	-	-	-	-
3.	LOCAL	-	-	-	-	-
4.	OTHER (ATTACH LIST)	-	-	-	-	-
5.	TOTAL TAXES PAYABLE	$ -	$ -	$ -	$ -	$ -

6.	ACCOUNTS PAYABLE	$ 1,733,122	$ 29,070	$ -	$ -	$ 1,762,192

STATUS OF POSTPETITION TAXES			MONTH:	2/2/09-3/1/2009

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY*	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING**	$ 19,701	$ 169,317	$ 189,018	$ -
2.	FICA-EMPLOYEE**	16,570	102,127	118,696	-
3.	FICA-EMPLOYER**	16,570	102,127	118,696	-
4.	UNEMPLOYMENT	1,657	4,732	6,389	-
5.	INCOME	-	-	-	-
6.	OTHER (ATTACH LIST)	-	-	-	-
7.	TOTAL FEDERAL TAXES	$ 54,497	$ 378,303	$ 432,799	$ -
STATE AND LOCAL
8.	WITHHOLDING	$ 12,230	$ 79,030	$ 91,260	$ -
9.	SALES	-	-	-	-
10.	EXCISE	-	-	-	-
11.	UNEMPLOYMENT	7,530	33,212	40,742	-
12.	REAL PROPERTY	-	-	-	-
13.	PERSONAL PROPERTY	-	-	-	-
14.	OTHER (ATTACH LIST)	-	709	709	-
15.	TOTAL STATE & LOCAL	$ 19,760	$ 112,950	$ 132,711	$ -
16.	TOTAL TAXES	$ 74,257	$ 491,253	$ 565,510	$ -

1. Does not include deposits/advances which are included in the balance sheet and miscellaneous receivables not recorded under the AR sub ledger.

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-5

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.
Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

					MONTH:	2/2/09-3/1/2009
BANK RECONCILIATIONS

A. BANK:		Bank of America	Bank of America	Bank of America	Bank of America	Bank of America
B. ACCOUNT NUMBER:		4426474698	3359003343	3359003335	3359003368	4426474672
C. PURPOSE (TYPE):		Concentration	AP Account	Payroll	AP Account	Deposit
1.	BALANCE PER BANK STATEMENT	$ 560,644	$ 66,938	$ 242,474	$ -	$ -
2.	ADD: TOTAL DEPOSITS NOT CREDITED	-	-	-	-	-
3.	SUBTRACT: OUTSTANDING CHECKS	-	(65,234)	(24,896)	-	-
4.	OTHER RECONCILING ITEMS	12	55	(1,536)	-	-
5.	MONTH END BALANCE PER BOOKS	560,655	1,759	216,041	-	-
6.	NUMBER OF LAST CHECK WRITTEN	N/A	N/A	N/A	N/A	N/A

BANK RECONCILIATIONS

A. BANK:		Bank of America	Bank of America	Bank of America	Wilmington Trust
B. ACCOUNT NUMBER:		3359003350	4426474630	0049 6189 8991	2881-0598	TOTAL
C. PURPOSE (TYPE):		AP Account	Deposit	Deposit/Wdrwl	Deposit/Wdrwl
1.	BALANCE PER BANK STATEMENT	$ 271,853	$ -	$ 4,356	$ 21,105	$ 1,167,369
2.	ADD: TOTAL DEPOSITS NOT CREDITED	-	-	-	-	-
3.	SUBTRACT: OUTSTANDING CHECKS	(134,291)	-	-	(3,722)	(228,144)
4.	OTHER RECONCILING ITEMS	(11)	-	-	-	(1,480)
5.	MONTH END BALANCE PER BOOKS	137,551	-	4,356	17,382	937,745
6.	NUMBER OF LAST CHECK WRITTEN	76520	N/A	N/A	N/A	N/A

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS				-

CASH

12.	CURRENCY ON HAND	$ 9,925

13.	TOTAL CASH - END OF MONTH	$ 947,670

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-6

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660
MONTH: 2/2/09-3/1/09

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF  THE  TOTAL  DISBURSEMENTS  SHOWN  FOR  THE  MONTH,  LIST  THE  AMOUNT  PAID
TO  INSIDERS  (AS  DEFINED  IN  SECTION  101 (31)  (A)-(F)  OF  THE  U.S.  BANKRUPTCY  CODE)
AND  TO  PROFESSIONALS.  ALSO,  FOR  PAYMENTS  TO  INSIDERS, IDENTIFY  THE  TYPE  OF
COMPENSATION  PAID  (e.g.  SALARY,  BONUS,  COMMISSIONS,  INSURANCE,  HOUSING  ALLOWANCE,
TRAVEL,  CAR ALLOWANCE,  ETC.).  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.		See Appendix A
2.
3.
4.
5.
6.	TOTAL PAYMENTS
	TO INSIDERS		$ -	$ -

PROFESSIONALS
		DATE OF COURT			TOTAL	TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1.	Hunton & Williams					$ 881,067
2.	Goldman Sachs					383,486
3.	Alvarez & Marsal					540,760
4.	Hammonds					82,663
5.	Tavenner & Beran					2,964
6.	Kekst & Company		5,263	5,263	5,263	1,550
7.	Kurtzman Carson Consultants		32,668	32,668	32,668	131,522
8.	Quarles & Brady					483,089
9.	Ivins, Phillips, & Barker		15,934	15,934	15,934	18,526
10.	Greenberg Traurig, LLP					487,397
11.	Lowenstein & Sandler PC					7,820
12.	Gordian Group LLC					168,642
	TOTAL PAYMENTS
	TO PROFESSIONALS		$ 53,864	$ 53,864	$ 53,864	$ 3,189,485

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED. INCURRED FEES ARE MANAGEMENT ESTIMATES.

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	Raleigh Portfolio LLC	$ 49,348	$ 49,348	$ -
2.	Arrow Lock MFG CO Inc.	59,237	45,567	13,670
3.	James Center	41,364	41,364	-
4.	Lanier Parking Solutions	3,739	289	3,450
5.	CSC Leasing	8,386	8,386	-
6.	Net Telcos	8,289	-	8,289
7.	Ikon Leasing	7,703	7,703	-
	TOTAL	$ 178,066	$ 152,657	$ 25,409

CASE NAME: CHESAPEAKE CORPORATION	APPENDIX A

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

PAYMENTS TO INSIDERS AND PROFESSIONALS

	MONTH:	2/2/09-3/1/2009

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE)
AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE,
TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
		TYPE OF	FEB Amount	Jan Amount	TOTAL PAID
	NAME	PAYMENT	Paid	Paid[1]	TO DATE
1.	Buchan, Brian J	BOD Fees	$ -	$ 1,260	$ 1,260
2.	Causey Jr, John Paul	Payroll	24,333	36,500	60,833
3.	Causey Jr, John Paul	Expense Reimb	267	-	267
4.	Decaluwe, Rafael C	BOD Fees	7,322	4,520	11,842
5.	Fell, Sir David	BOD Fees	5,626	9,968	15,594
6.	Formacek, Candace C.	Payroll	15,417	23,125	38,542
7.	Formacek, Candace C.	Expense Reimb	521	-	521
8.	Fowden, Jerry	BOD Fees	-	1,260	1,260
9.	Hellyar, Mary Jane	BOD Fees	-	1,800	1,800
10.	Henderson, Thomas	Expense Reimb	1,766	1,151	2,917
11.	Henderson, Thomas M	Payroll	16,667	25,000	41,667
12.	Henfling, Robin	Payroll	20,433	33,086	53,519
13.	Henfling, Robin	Expense Reimb	1,895	-	1,895
14.	Hockett, Vincent W.	Payroll	22,083	33,125	55,208
15.	Hockett, Vincent W.	Expense Reimb	50	-	50
16.	Ivins, Phillips & Baker	Professional	15,934	-	15,934
17.	Kekst & Company	Professional	-	5,263	5,263
18.	Kohut, Andrew J	Payroll	44,958	71,250	116,208
19.	Kohut, Andrew J	Expense Reimb	-	290	290
20.	Kurtzman Carson Consultants	Professional	32,668	-	32,668
21.	McKeough, John	Expense Reimb	3,982	5,961	9,943
22.	Mckeough, John P.	Payroll	14,583	22,548	37,131
23.	Mostrom, Joel K.	Payroll	29,078	42,500	71,578
24.	Mostrom, Joel K.	Expense Reimb	1,120	-	1,120
25.	Naftzger, Christopher	Payroll	15,083	22,625	37,708
26.	Naftzger, Christopher	Expense Reimb	1,571	-	1,571
27.	Petit, Henri	BOD Fees	-	1,260	1,260
28.	Rosenblum, DR. John W.	BOD Fees	-	5,400	5,400
29.	Swade, Terry A.	Payroll	8,583	12,875	21,458
30.	Thelander, Beverly L.	BOD Fees	-	5,400	5,400
31.	Turley, Troy	Expense Reimb	1,803	1,020	2,824
32.	Turley, Troy L.	Payroll	12,533	22,953	35,486
33.	Winter, David A	Payroll	12,592	18,887	31,479
34.	Winter, David A	Expense Reimb	-	117	117
	TOTAL PAYMENTS
	TO INSIDERS		$ 310,869	$ 409,146	$ 720,015

1. Includes 12/31/08, 1/15/09 ad 1/31/09 payrolls.

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-7

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660
MONTH: 2/2/09-3/1/09

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE		X
THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT		X
OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR	X
LOANS) DUE FROM RELATED PARTIES?
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES	X
THIS REPORTING PERIOD?
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE	X
DEBTOR FROM ANY PARTY?
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES		X
PAST DUE?
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS		X
DELINQUENT?
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE	X
REPORTING PERIOD?
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

3. Ordinary course intercompany transactions have given rise to postpetition receivables.
4. Payments on prepetition liabilities have been made pursuant to motions granted by the Bankruptcy Court.
5. Debtor entities have received intercompany receivable payments from non-debtor related entities.
11. Withholding taxes have been paid pursuant to first day motions granted by the Bankruptcy Court.

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-7a

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660
MONTH: 2/2/09-3/1/09

INSURANCE
	YES	NO
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3. PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN
CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION
BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

For Period February 2, 2008 to March 1, 2009

INSURANCE SCHEDULE

Type	Carrier/Agent	Period Covered	Payment Amount	Frequency
Material Damage/ Business Interruption	Endurance Worldwide Insurance Ltd. and Others	9/30/08 - 9/29/09	£806,302	Paid at Inception
Public / Products Liability (Incl Product Recall)	XL Insurance Company	9/30/08 - 9/29/09	£679,637	Paid at Inception
Excess Public / Products Liability (Incl Product Recall)	AIG Europe (UK) Limited	9/30/08 - 9/29/09	£79,884	Paid at Inception
2nd Excess Public / Products Liability (Incl Product Recall)	XL Insurance Company Limited	9/30/08 - 9/29/09	£53,258	Paid at Inception
Group Personal Accident / Travel	Chubb Insurance Company of Europe S.A.	9/30/08 - 9/29/09	£39,107	Paid at Inception
Machinery Movement / Marine Transit	Northern Marine Underwriters Limited acting on behalf of the Watkins Syndicate at Lloyd's (NMU)	10/1/2008-9/30/2009	£1,750	Paid at Inception
Primary Directors & Officers Liability Insurance	National Union Fire Insurance Company of Pittsburgh (AIG)	1/1/09 - 1/1/10	$800,000	Paid at Inception
Excess Directors and Officers Liability	Ace American Insurance Company	1/1/09 - 1/1/10	$300,000	Paid at Inception
Directors and Officers Liability Excess DIC Policy	Ace American Insurance Company	1/1/09 - 1/1/10	$200,000	Paid at Inception
Fiduciary Liability	Federal Insurance Company	1/1/09 - 1/1/10	$53,000	Paid at Inception
Excess Fiduciary Liability	National Union Fire Insurance Company of Pittsburgh (AIG)	1/1/09 - 1/1/10	$43,569	Paid at Inception
U.S. Property/Business Interruption Policy (FIR300041)		10/1/08-10/1/09	£28,494	Paid at Inception
Outside Directorship Liability Insurance	Federal Insurance Company	1/1/09 - 1/1/10	$3,500	Paid at Inception
Crime Insurance	Zurich American Insurance Company	1/1/09 - 1/1/10	$84,262	Paid at Inception
Employed Lawyers Liability	American International Specialty Lines Insurance Company	5/17/08 - 5/17/09	$27,025	Paid at Inception
New York Statutory Disability Insurance	Hartford Life Insurance Co.	10/1/2008 - 9/30/2009	$45	Paid at Inception
New York Statutory Disability Insurance	Hartford Fire Insurance Company	10/1/2008 - 9/30/2009	$26,379	Paid at Inception
US Workers Compensation	Hartford Fire Insurance Co.	9/30/08 - 9/30/09	$305,112	Paid at Inception
US Auto Insurance	Hartford Fire Insurance Co.	9/30/08 - 9/30/09	$9,565	Paid at Inception
US Terrorism	XL Insurance Company Limited	9/30/08 - 9/30/09	$564	Paid at Inception
Supplemental Travel / Accident Policy	Life Insurance Company of North America	1/1/09 - 1/1/10	$1,426	Paid at Inception
Kidnap & Ransom	Federal Insurance Company	1/1/07 - 1/1/10	$25,000	Paid at Inception
Natural Resources Liability and Clean-Up	American International Specialty Lines Insurance Company	12/31/00 - 12/31/20	$6,500,000	Paid at Inception